Supplement dated September 30, 2026 to the AEW Global Focused Real Estate Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information, each dated June 1, 2026, as may be revised or supplemented from time to time.

AEW Global Focused Real Estate Fund

The Board of Trustees of Natixis Funds Trust IV (the “Trust”), on behalf of the AEW Global Focused Real Estate Fund (the “Fund”), has approved, upon the recommendation of the Fund’s adviser, AEW Capital Management, L.P. (“AEW”), a Plan of Liquidation for the Fund. The Fund is expected to be liquidated prior to December 31, 2026.

Additional information regarding the liquidation, including the anticipated timing and the options available to shareholders, will be provided in a subsequent supplement to the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information.

In advance of the liquidation, AEW expects to transition the Fund’s portfolio on an orderly basis toward cash and other highly liquid investments. As a result, during the period leading up to the liquidation, the Fund may not be managed in accordance with the investment policies and strategies described in the Prospectus.

Effective September 30, 2026, Natixis Distribution will no longer accept investments in the Fund from new investors (subject to intermediary discretion). Effective October 30, 2026, Natixis Distribution will no longer accept additional investments in the Fund from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.

Effective September 30, 2026, purchases made by existing shareholders will not be subject to front-end sales charges. No commission payments will be made to intermediaries on purchases effective this date. In addition, redemptions made by existing shareholders will not be subject to any sales charges, including contingent deferred sales charges. Lastly, the Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date.